UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2012
Telenav, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34720 (Commission File Number)	77-0521800 (I.R.S. Employer Identification No.)

950 De Guigne Drive
Sunnyvale, California 94085
(Address of principal executive offices) (Zip code)
(408) 245-3800
(Registrant's telephone number, including area code)
TeleNav, Inc.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Telenav, Inc. (the “Company”) was held on November 27, 2012.  The following proposals were submitted to a vote of the stockholders and were approved:
Proposal No. 1 - Election of Directors
The stockholders elected two individuals to serve as Class III directors on the Company's Board of Directors as set forth below:

	Votes	Votes	Broker
	For	Withheld	Non-Votes
Dr. HP Jin	24,334,971	2,467,192	8,571,380
Joseph M. Zaelit	26,673,833	128,330	8,571,380
Proposal No. 2 - Approval of the Material Terms of the 2009 Equity Incentive Plan
The results of the voting were 21,660,665 votes for, 5,137,798 votes against, 3,700 abstentions and 8,571,380 broker non-votes.
Proposal No. 3 - Approval of the Material Terms of the Internal Revenue Code 162(m) Bonus Plan
The results of the voting were 25,246,891 votes for, 937,602 votes against, 617,670 abstentions and 8,571,380 broker non-votes.
Proposal No. 4 - Approval of the Proposed Amendment to the Second Amended and Restated Certificate of Incorporation
The results of the voting were 35,332,423 votes for, 26,416 votes against, 14,704 abstentions and no broker non-votes.
Proposal No. 5 - Ratification of Appointment of Independent Registered Public Accountants
The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2013, as set forth below:

Votes for	35,315,845
Votes Withheld	45,066
Abstentions	12,632
Broker Non-Votes	—

ITEM 8.01. OTHER EVENTS
On November 27, 2012, the Company filed a Certificate of Amendment of its Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”). The Certificate of Amendment is attached as Exhibit 3.1.1 to this Form 8-K.
On October 23, 2012, the Board of Directors of the Company (the “Board”) approved the Company's nonemployee director compensation arrangement, including an amendment to the Company's 2009 Equity Incentive Plan (the “Plan”), effective as of the date of the 2012 Annual Meeting. The Plan, as amended, and a summary of the nonemployee director compensation arrangement are attached as Exhibit 10.4.1 and Exhibit 10.28, respectively, to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Telenav, Inc. filed on November 27, 2012.

10.4.1	2009 Equity Incentive Plan, as amended.

10.28	Summary of Nonemployee Director Compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: December 3, 2012	By: /s/ Loren Hillberg
Name: Loren Hillberg
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Telenav, Inc. filed on November 27, 2012.

10.4.1	2009 Equity Incentive Plan, as amended.

10.28	Summary of Nonemployee Director Compensation.